Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. 1350

                 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of WealthCraft Systems Inc. ("WealthCraft") on Form 10-Q for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, Xiao Zhen Li, Chief Financial Officer of WealthCraft, certify pursuant to 18 U.S.C.

Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        /s/ Xiao Zhen Li
                                        ----------------------------------
                                        Name:  Xiao Zhen Li
                                        Title: Chief Financial Officer

                                        Date: August 14, 2008